UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Semiannual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

10 Investment Portfolio

18 Financial Statements

23 Financial Highlights

27 Notes to Financial Statements

36 Investment Management Agreement Approval

41 Summary of Management Fee Evaluation by Independent Fee Consultant

46 Account Management Resources

47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Average Annual Total Returns as of 9/30/09
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	12.62%	16.60%	5.50%	4.77%	5.51%
Class B	12.19%	15.71%	4.70%	3.98%	4.68%
Class C	12.20%	15.73%	4.71%	3.99%	4.70%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	9.53%	13.39%	4.52%	4.19%	5.21%
Class B (max 4.00% CDSC)	8.19%	12.71%	4.09%	3.81%	4.68%
Class C (max 1.00% CDSC)	11.20%	15.73%	4.71%	3.99%	4.70%
No Sales Charges
Class S	12.75%	16.87%	5.74%	5.02%	5.77%
Barclays Capital Municipal Bond Index+	9.38%	14.85%	5.13%	4.78%	5.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2009 are 1.34%, 2.11%, 2.10% and 1.21% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. It is not possible to invest directly in an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 9/30/09	$ 14.79	$ 14.78	$ 14.78	$ 14.79
3/31/09	$ 13.42	$ 13.42	$ 13.42	$ 13.42
Distribution Information: Six Months as of 9/30/09: Income Dividends	$ .31	$ .25	$ .25	$ .32
September Income Dividend	$ .0516	$ .0414	$ .0417	$ .0534
SEC 30-day Yield++	3.24%	2.54%	2.55%	3.53%
Tax Equivalent Yield++	5.26%	4.13%	4.14%	5.74%
Current Annualized Distribution Rate++	4.24%	3.41%	3.43%	4.39%
++ The SEC yield is net investment income per share earned over the month ended September 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	2	of	43	5
3-Year	2	of	41	5
5-Year	2	of	36	6
Class B 1-Year	8	of	43	19
3-Year	7	of	41	17
5-Year	16	of	36	44
Class C 1-Year	7	of	43	16
3-Year	6	of	41	15
5-Year	15	of	36	41
Class S 1-Year	1	of	43	3
3-Year	1	of	41	3
5-Year	1	of	36	3
10-Year	1	of	32	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2009 to September 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended September 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,126.20	$ 1,121.90	$ 1,122.00	$ 1,127.50
Expenses Paid per $1,000**	$ 5.60	$ 9.63	$ 9.63	$ 4.32
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,019.80	$ 1,015.99	$ 1,015.99	$ 1,021.01
Expenses Paid per $1,000**	$ 5.32	$ 9.15	$ 9.15	$ 4.10
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.05%	1.81%	1.81%	.81%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended September 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,126.20	$ 1,121.90	$ 1,122.00	$ 1,127.50
Expenses Paid per $1,000**	$ 4.85	$ 8.88	$ 8.88	$ 3.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,020.51	$ 1,016.70	$ 1,016.70	$ 1,021.71
Expenses Paid per $1,000**	$ 4.61	$ 8.44	$ 8.44	$ 3.40
* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.91%	1.67%	1.67%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/09	3/31/09

Revenue Bonds	75%	71%
General Obligation Bonds	19%	19%
ETM/Prerefunded Bonds	6%	9%
Lease Obligations	—	1%
	100%	100%
Quality	9/30/09	3/31/09

AAA	17%	13%
AA	44%	46%
A	16%	13%
BBB	19%	24%
BB	1%	1%
Not Rated	3%	3%
	100%	100%

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/09	3/31/09

Less than 1 year	13%	5%
1-4.99 years	18%	22%
5-9.99 years	47%	35%
10-14.99 years	12%	14%
Greater than 15 years	10%	24%
	100%	100%

Weighted average effective maturity: 7.8 years and 10.1 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 90.8%
Guam 1.8%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	4,068,803
Series A, 5.75%, 12/1/2034	3,725,000	3,908,941
		7,977,744
Massachusetts 79.1%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	1,353,674
AMT, 8.0%, 9/1/2035	960,000	705,562
Boston, MA, Project Revenue, Convention Center Act of 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,971,223
Boston, MA, Water & Sewer Commission Revenue, Series A, 5.0%, 11/1/2025	2,000,000	2,298,140
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026	7,645,000	8,568,287
5.0%, 5/15/2027	2,295,000	2,554,312
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	910,000	1,093,775
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,326,289
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016 (a)	1,000,000	934,370
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,714,474
Series A, 5.25%, 7/1/2034	1,700,000	1,888,003
Series A, 5.75%, 7/1/2011	355,000	368,117
Series A, 5.75%, 7/1/2015	535,000	554,768
Series B, 6.2%, 3/1/2016	3,100,000	3,600,216
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	9,276,015
Series C, ETM, 5.0%, 7/1/2015	190,000	224,048
Series C, ETM, 5.0%, 7/1/2016	75,000	89,066
Series A, 5.25%, 7/1/2020	6,270,000	7,756,554
Series A, 5.25%, 7/1/2021	5,000,000	6,205,200
Series C, ETM, 5.5%, 7/1/2017	165,000	203,278
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,657,470
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	4,625,000	5,195,309
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	1,300,000	1,520,922
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,068,610
Series F, 5.75%, 7/1/2033	2,000,000	2,037,440
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,038,800
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015	3,400,000	4,099,686
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	2,435,000	2,564,980
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,240,000	1,249,325
Series D, Prerefunded, 6.35%, 7/15/2032	3,250,000	3,729,798
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center, Series H, Prerefunded, 5.375%, 5/15/2019 (a)	1,800,000	1,989,396
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	715,466
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,047,820
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, Prerefunded, 6.75%, 7/1/2030	1,885,000	1,991,352
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,690,000	2,873,920
Massachusetts, Municipal Wholesale Electric Co., Power Supply Systems Revenue, Nuclear Project No. 4, Series A, 5.25%, 7/1/2014 (a)	5,915,000	6,277,885
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	4,736,550
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	9,000,000	8,036,910
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes, Series A, 5.25%, 12/15/2012	5,050,000	5,715,489
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	3,099,564
Massachusetts, State College Building Authority Project Revenue:
Series A, 5.0%, 5/1/2031 (a)	2,630,000	2,704,140
Series A, 5.5%, 5/1/2039	5,730,000	6,274,751
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,266,197
Series C, 6.375%, 8/1/2014	1,000,000	1,038,370
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2021	2,500,000	2,825,925
Series P, 5.0%, 7/1/2022	1,500,000	1,686,210
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,107,290
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,654,140
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,551,603
Massachusetts, State Development Finance Agency Revenue, Resource Recovery, SEMASS System:
Series A, 5.625%, 1/1/2014 (a)	5,000,000	5,128,500
Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,081,080
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, 5.75%*, 12/1/2042	1,000,000	1,080,000
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	8,229,773
Massachusetts, State General Obligation:
Series A, 0.784%*, 11/1/2018	5,000,000	4,647,550
Series A, 5.0%, 3/1/2034	4,000,000	4,365,360
Series D, 5.5%, 11/1/2019	4,325,000	5,379,694
Massachusetts, State General Obligation, Consolidated Loan, Series D, 5.5%, 11/1/2019 (a)	2,500,000	3,109,650
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,691,579
Series A, 5.0%, 10/1/2037	9,860,000	10,309,616
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project:
5.25%, 7/1/2038	650,000	602,771
5.75%, 7/1/2031	3,000,000	3,030,510
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,245,876
Series E-1, 5.125%, 7/1/2038	1,500,000	1,487,610
Series B-2, 5.375%, 2/1/2026 (a)	695,000	708,407
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,570,000	1,722,149
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,348,400
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,321,995
5.375%, 7/1/2025	1,285,000	1,432,492
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039 (a)	2,500,000	2,681,225
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology:
Series A, 5.0%, 7/1/2038	7,665,000	8,263,866
Series K, 5.5%, 7/1/2032	1,260,000	1,620,410
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University:
Series W, 0.25%**, 10/1/2028, TD Bank NA (b)	3,000,000	3,000,000
Series Y-1, 5.625%, 10/1/2029	3,000,000	3,271,980
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
5.0%, 7/1/2022	1,000,000	1,115,540
Series G-5, 5.0%, 7/1/2022	1,400,000	1,533,476
Series C, 5.75%, 7/1/2032	300,000	311,736
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 0.32%**, 7/1/2043, TD Bank NA (b)	3,500,000	3,500,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,342,240
Series M, 5.5%, 2/15/2027	1,705,000	2,133,313
Series M, 5.5%, 2/15/2028	3,000,000	3,724,380
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, Prerefunded, 5.25%, 10/1/2013 (a)	220,000	238,792
Series B, 5.25%, 10/1/2013 (a)	280,000	296,570
Massachusetts, State Port Authority Revenue:
Series B, AMT, 5.5%, 7/1/2011 (a)	3,890,000	3,940,492
Series B, AMT, 5.5%, 7/1/2012 (a)	1,610,000	1,629,964
Series D, AMT, 5.5%, 7/1/2018	2,620,000	2,655,213
Series D, AMT, 6.125%, 7/1/2013	1,860,000	1,892,104
Series D, AMT, 6.125%, 7/1/2014	1,990,000	2,022,795
Series D, AMT, 6.125%, 7/1/2015	2,130,000	2,163,718
Series D, AMT, 6.25%, 7/1/2016	1,850,000	1,880,285
Series D, AMT, 6.25%, 7/1/2017	1,550,000	1,574,568
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014 (a)	1,000,000	891,290
Series A, AMT, 5.5%, 1/1/2017 (a)	4,000,000	3,367,240
Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	4,132,800
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021 (a)	4,500,000	5,112,090
Series A, 5.0%, 8/15/2024 (a)	7,800,000	8,734,518
Series A, 5.0%, 8/15/2037 (a)	5,000,000	5,371,400
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025 (c)	5,000,000	5,629,900
Series 13, 5.0%, 8/1/2026	5,000,000	5,595,300
Series 2, 5.7%, 2/1/2015	35,000	35,151
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	5,168,280
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	133,397
Series 11, 5.0%, 8/1/2020	100,000	112,270
Series 6, 5.625%, 8/1/2015	120,000	126,223
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2039	5,115,000	5,520,824
Series B, 5.0%, 8/1/2039	3,500,000	3,777,690
Series C, ETM, 5.25%, 12/1/2015	2,460,000	2,819,160
Series C, 5.25%, 12/1/2015	1,570,000	1,804,040
Series A, 5.25%, 8/1/2026 (a)	1,950,000	2,196,246
Series B, 5.25%, 8/1/2031 (a)	5,130,000	6,278,710
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,130,490
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,937,414
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,888,495
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,201,242
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,639,417
Plymouth, MA, County General Obligation, Prerefunded, 5.75%, 10/15/2016 (a)	1,725,000	1,826,930
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,884,810
Westford, MA, General Obligation, Prerefunded, 5.125%, 4/1/2017 (a)	85,000	87,826
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,350,843
		360,910,364
Puerto Rico 9.9%
Commonwealth of Puerto Rico, General Obligation:
Series A, 5.5%, 7/1/2022 (a)	5,000,000	5,296,200
Series A, 6.0%, 7/1/2038	2,800,000	2,967,776
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015 (a)	2,500,000	2,818,700
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	4,161,473
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, ETM, 6.25%, 7/1/2014	1,855,000	2,253,417
Series Y, 6.25%, 7/1/2014	145,000	159,412
Puerto Rico, Electric Power Authority Revenue, Series WW, 5.375%, 7/1/2024	5,000,000	5,343,150
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series H, 5.5%, 7/1/2016 (a)	10,350,000	10,970,896
Series M, 6.25%, 7/1/2022	5,000,000	5,649,300
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 6.0%, 8/1/2042	2,500,000	2,755,500
Series A, 6.5%, 8/1/2044	2,500,000	2,846,750
		45,222,574
Total Municipal Bonds and Notes (Cost $387,387,729)		414,110,682

Municipal Inverse Floating Rate Notes (d) 19.8%
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (e)	10,000,000	12,406,750
Trust: Massachusetts, Bay Transportation Sales, Series 2008-1111, 144A, 9.7%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (e)	10,000,000	11,226,520
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023 (a) (e)	5,000,000	5,613,260
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 14.774%, 8/1/2023, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (e)	20,000,000	22,308,100
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 17.15%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (e)	10,000,000	10,803,902
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.324%, 10/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (e)	12,615,000	15,435,976
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.223%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021 (a) (e)	10,000,000	12,611,650
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.15%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $82,804,300)		90,406,158
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $470,192,029)+	110.6	504,516,840
Other Assets and Liabilities, Net	(10.6)	(48,378,948)
Net Assets	100.0	456,137,892
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2009.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2009.
+ The cost for federal income tax purposes was $471,241,713. At September 30, 2009, net unrealized appreciation for all securities based on tax cost was $33,275,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $90,876,313 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $57,601,186.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	11.4
Assured Guaranty Corp.	0.5
Financial Guaranty Insurance Co.	3.8
Financial Security Assurance, Inc.	14.2
National Public Finance Guarantee Corp.	5.1

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.
(c) At September 30, 2009, this security has been pledged, in whole or part, as collateral for open interest rate swaps.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At September 30, 2009, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
1/13/2010 1/13/2026	9,750,000[1]	Fixed — 2.98%	Floating — LIBOR	1,068,954
3/16/2010 3/16/2027	6,100,000[2]	Fixed — 3.422%	Floating — LIBOR	407,515
7/1/2010 7/1/2029	8,100,000[3]	Fixed — 4.299%	Floating — LIBOR	(264,917)
Total net unrealized appreciation on open interest rate swaps				1,211,552
Counterparty: [1] Citigroup, Inc. [2] JPMorgan Chase Securities, Inc. [3] The Goldman Sachs & Co. LIBOR: London Inter-Bank Offered Rate.

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (f)	$ —	$ 504,516,840	$ —	$ 504,516,840
Derivatives (g)	—	1,476,469	—	1,476,469
	$ —	$505,993,309	$ —	$ 505,993,309
Liabilites
Derivatives (g)	$ —	$ (264,917)	$ —	$ (264,917)
Total	$ —	$ (264,917)	$ —	$ (264,917)
(f) See Investment Portfolio for additional detailed categorizations.
(g) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2009 :

Municipal Bonds and Notes
Balance as of March 31, 2009 ($)	4,201,355
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,106,268
Amortization premium/discount	(11,423)
Net purchases (sales)	—
Net transfers in (out) of Level 3	(5,296,200)
Balance as of September 30, 2009 ($)	—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2009 ($)	—

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009 (Unaudited)
Assets
Investments in securities, at value (cost $470,192,029)	$ 504,516,840
Deposit from broker for open interest rate swap contracts	1,040,000
Receivable for Fund shares sold	7,580
Interest receivable	6,382,005
Unrealized appreciation on open interest rate swap contracts	1,476,469
Other assets	14,649
Total assets	513,437,543
Liabilities
Cash overdraft	388,228
Payable for investment purchased	1,805,157
Payable for floating rate notes issued	52,860,000
Payable upon return of deposit	1,040,000
Payable for Fund shares redeemed	217,856
Distributions payable	325,316
Unrealized depreciation on open interest rate swap contracts	264,917
Accrued management fee	145,472
Other accrued expenses and payables	252,705
Total liabilities	57,299,651
Net assets, at value	$ 456,137,892
Net Assets Consist of
Undistributed net investment income	10,987
Net unrealized appreciation (depreciation) on: Investments	34,324,811
Interest rate swaps	1,211,552
Accumulated net realized gain (loss)	(1,894,518)
Paid-in capital	422,485,060
Net assets, at value	$ 456,137,892

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($25,737,746 ÷ 1,740,567 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.79
Maximum offering price per share (100 ÷ 97.25 of $14.79)	$ 15.21

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,849,099 ÷ 125,076 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.78

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,833,365 ÷ 529,868 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.78
Class S Net Asset Value, offering and redemption price per share ($420,717,682 ÷ 28,446,785 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2009 (Unaudited)
Investment Income
Income: Interest	$ 11,103,856
Expenses: Management fee	888,637
Administration fee	202,627
Services to shareholders	190,206
Custodian fee	6,750
Distribution and service fees	62,860
Professional fees	50,269
Trustees' fees and expenses	1,031
Reports to shareholders	38,299
Registration fees	47,978
Interest expense and fees on floating rate notes issued	272,328
Other	31,357
Total expenses before expense reductions	1,792,342
Expense reductions	(96,655)
Total expenses after expense reductions	1,695,687
Net investment income	9,408,169
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	844,788
Interest rate swaps	(999,844)
(155,056)
Change in net unrealized appreciation (depreciation) on: Investments	37,208,338
Interest rate swaps	2,719,993
39,928,331
Net gain (loss)	39,773,275
Net increase (decrease) in net assets resulting from operations	$ 49,181,444

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended September 30, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 49,181,444
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(116,261,025)
Net amortization/accretion of premium (discount)	43,798
Proceeds from sales and maturities of long-term investments	65,593,702
(Increase) decrease in interest receivable	(1,146,995)
(Increase) decrease in other assets	116,920
Increase (decrease) in payable for investments purchased	1,805,157
Increase (decrease) in accrued expenses and payables	6,528
Change in net unrealized (appreciation) depreciation on investments	(37,208,338)
Change in net unrealized (appreciation) depreciation on interest rate swaps	(2,719,993)
Net realized (gain) loss from investments	(844,788)
Cash provided (used) by operating activities	(41,433,590)
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	388,228
Proceeds from shares sold	65,913,537
Cost of shares redeemed	(20,805,839)
Distributions paid (net of reinvestment of distributions)	(4,069,307)
Cash provided (used) for financing activities	41,426,619
Increase (decrease) in cash	(6,971)
Cash at beginning of period	6,971
Cash at end of period	$ —
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 5,110,368
Interest expense on floating rate notes issued	$ (272,328)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended September 30, 2009 (Unaudited)	Year Ended March 31, 2009
Operations: Net investment income	$ 9,408,169	$ 19,794,204
Net realized gain (loss)	(155,056)	(1,479,558)
Change in net unrealized appreciation (depreciation)	39,928,331	(24,758,758)
Net increase (decrease) in net assets resulting from operations	49,181,444	(6,444,112)
Distributions to shareholders from: Net investment income: Class A	(405,287)	(622,350)
Class B	(36,410)	(131,942)
Class C	(113,495)	(188,790)
Class S	(8,661,782)	(18,622,532)
Net realized gains: Class A	—	(37,142)
Class B	—	(12,707)
Class C	—	(15,547)
Class S	—	(1,350,255)
Total distributions	(9,216,974)	(20,981,265)
Fund share transactions: Proceeds from shares sold	65,083,984	138,915,863
Reinvestment of distributions	5,110,368	10,950,666
Cost of shares redeemed	(20,980,132)	(250,685,111)
Redemption fees	204	2,488
Net increase (decrease) in net assets from Fund share transactions	49,214,424	(100,816,094)
Increase (decrease) in net assets	89,178,894	(128,241,471)
Net assets at beginning of period	366,958,998	495,200,469
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $10,987 and $180,208, respectively)	$ 456,137,892	$ 366,958,998

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.91
Income (loss) from investment operations: Net investment income	.31	.60	.55	.55	.59	.64
Net realized and unrealized gain (loss)	1.37	(.61)	(.12)	.08	(.12)	(.37)
Total from investment operations	1.68	(.01)	.43	.63	.47	.27
Less distributions from: Net investment income	(.31)	(.59)	(.55)	(.55)	(.58)	(.65)
Net realized gains	—	(.04)	(.00)***	(.10)	(.15)	(.07)
Total distributions	(.31)	(.63)	(.55)	(.65)	(.73)	(.72)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.79	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46
Total Return (%)[b]	12.62**	(0.01)[c]	3.07[c]	4.52[c]	3.32[c]	1.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	15	12	12	14	20
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.05*	1.34	1.48	1.49	1.59	1.16
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.05*	1.34	1.47	1.48	1.59	1.16
Ratio of expenses after expense reductions (excluding interest expense) (%)	.91*	.91	.95	.98	.98	.94
Ratio of net investment income (%)	4.43*	4.35	3.87	3.88	4.07	4.40
Portfolio turnover rate (%)	14**	58	48	41	39	34
[a] For the six months ended September 30, 2009 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended March 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.05	$ 14.17	$ 14.20	$ 14.45	$ 14.90
Income (loss) from investment operations: Net investment income	.26	.44	.44	.44	.48	.53
Net realized and unrealized gain (loss)	1.35	(.59)	(.12)	.07	(.10)	(.37)
Total from investment operations	1.61	(.10)	.32	.51	.38	.16
Less distributions from: Net investment income	(.25)	(.49)	(.44)	(.44)	(.48)	(.54)
Net realized gains	—	(.04)	(.00)***	(.10)	(.15)	(.07)
Total distributions	(.25)	(.53)	(.44)	(.54)	(.63)	(.61)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.78	$ 13.42	$ 14.05	$ 14.17	$ 14.20	$ 14.45
Total Return (%)[b]	12.19c**	(.78)[c]	2.31	3.66[c]	2.63[c]	.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	6	7	8
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.82*	2.11	2.21	2.25	2.36	1.91
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.81*	2.09	2.21	2.24	2.34	1.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67*	1.66	1.69	1.74	1.73	1.69
Ratio of net investment income (%)	3.67*	3.60	3.13	3.12	3.32	3.65
Portfolio turnover rate (%)	14**	58	48	41	39	34
[a] For the six months ended September 30, 2009 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended March 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.05	$14.17	$ 14.20	$ 14.45	$ 14.90
Income (loss) from investment operations: Net investment income	.26	.49	.44	.44	.48	.53
Net realized and unrealized gain (loss)	1.35	(.59)	(.12)	.07	(.10)	(.37)
Total from investment operations	1.61	(.10)	.32	.51	.38	.16
Less distributions from: Net investment income	(.25)	(.49)	(.44)	(.44)	(.48)	(.54)
Net realized gains	—	(.04)	(.00)***	(.10)	(.15)	(.07)
Total distributions	(.25)	(.53)	(.44)	(.54)	(.63)	(.61)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.78	$ 13.42	$ 14.05	$ 14.17	$ 14.20	$ 14.45
Total Return (%)[b]	12.20c**	(.77)[c]	2.31	3.67[c]	2.63[c]	.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5	5	5	6	6
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.83*	2.10	2.22	2.25	2.35	1.90
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.81*	2.09	2.22	2.23	2.34	1.90
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.67*	1.66	1.69	1.73	1.73	1.68
Ratio of net investment income (%)	3.67*	3.60	3.13	3.13	3.32	3.66
Portfolio turnover rate (%)	14**	58	48	41	39	34
[a] For the six months ended September 30, 2009 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended March 31,	2009[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46	$ 14.90
Income (loss) from investment operations: Net investment income	.33	.63	.58	.59	.62	.68
Net realized and unrealized gain (loss)	1.36	(.61)	(.12)	.08	(.11)	(.37)
Total from investment operations	1.69	.02	.46	.67	.51	.31
Less distributions from: Net investment income	(.32)	(.62)	(.58)	(.59)	(.62)	(.68)
Net realized gains	—	(.04)	(.00)***	(.10)	(.15)	(.07)
Total distributions	(.32)	(.66)	(.58)	(.69)	(.77)	(.75)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.79	$ 13.42	$ 14.06	$ 14.18	$ 14.20	$ 14.46
Total Return (%)	12.75**	.20[b]	3.32[b]	4.78[b]	3.59	1.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	421	344	474	416	401	431
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.86*	1.21	1.30	1.24	1.35	.92
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.81*	1.11	1.23	1.23	1.35	.92
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67*	.68	.70	.73	.74	.70
Ratio of net investment income (%)	4.67*	4.58	4.11	4.13	4.32	4.63
Portfolio turnover rate (%)	14**	58	48	41	39	34
[a] For the six months ended September 30, 2009 (Unaudited).
[b] Total returns would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended September 30, 2009 was $52,860,000, with a weighted average interest rate of 1.03%.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Agreements. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of September 30, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the year.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 1,476,469

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on interest rate swap contracts
Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ (264,917)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six-months ended September 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (999,844)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ 2,719,993

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) from interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At March 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $315,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through March 31, 2009, the Fund incurred approximately $77,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at September 30, 2009.

B. Purchases and Sales of Securities

During the six months ended September 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $116,261,025 and $65,593,702, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the six months ended September 30, 2009, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.67%

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the total operating expenses of Class S at 0.70%.

Accordingly, for the six months ended September 30, 2009, the Advisor reimbursed the Fund $42,005 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2009, the Administration Fee was $202,627, of which $36,360 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2009
Class A	$ 3,164	$ —	$ 2,176
Class B	603	70	517
Class C	1,270	517	551
Class S	54,063	54,063	—
	$ 59,100	$ 54,650	$ 3,244

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2009
Class B	$ 7,639	$ 433
Class C	23,789	5,859
	$ 31,428	$ 6,292

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2009	Annualized Effective Rate
Class A	$ 21,329	$ 11,927.23%
Class B	2,346	572.23%
Class C	7,757	4,075.24%
	$ 31,432	$ 16,574

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2009 aggregated $9,701.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2009, the CDSC for Class B and C shares aggregated $1,300 and $308, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,480, all of which is paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	790,950	$ 11,144,309	914,176	$ 12,570,394
Class B	6,597	93,687	13,806	188,929
Class C	181,025	2,536,679	100,194	1,384,868
Class S	3,671,827	51,309,309	9,247,343	124,771,672
		$ 65,083,984		$ 138,915,863
Shares issued to shareholders in reinvestment of distributions
Class A	18,318	$ 258,533	33,977	$ 461,040
Class B	1,379	19,352	6,680	91,209
Class C	5,492	77,362	10,845	147,326
Class S	337,799	4,755,121	753,948	10,251,091
		$ 5,110,368		$ 10,950,666
Shares redeemed
Class A	(183,034)	$ (2,553,179)	(663,096)	$ (8,825,185)
Class B	(69,945)	(964,995)	(175,897)	(2,376,561)
Class C	(53,993)	(752,249)	(74,277)	(968,359)
Class S	(1,198,787)	(16,709,709)	(18,049,834)	(238,515,006)
		$ (20,980,132)		$ (250,685,111)
Redemption fees		$ 204		$ 2,488
Net increase (decrease)
Class A	626,234	$ 8,849,663	285,057	$ 4,206,504
Class B	(61,969)	(851,956)	(155,411)	(2,096,423)
Class C	132,524	1,861,792	36,762	563,837
Class S	2,810,839	39,354,925	(8,048,543)	(103,490,012)
		$ 49,214,424		$ (100,816,094)

F. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 19, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009